Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

                                                                    Exhibit 10.9

                         TRAFFIC REPORT SUPPLY AGREEMENT

BETWEEN:

THE AUSTRALIA TRAFFIC NETWORK PTY LIMITED ABN 53078993736 (-ATN-) AND

AUSTEREO PTY LTD, ABN   58095552060                                 ("Austereo")

RECITALS

     a.   Austereo is the licensee of the radio broadcasting stations known as

          In Sydney: 2Day FM and Triple M
          In Melbourne Fox FM and Triple M
          In Brisbane B105 and Triple M
          In Adelaide SA FM and Triple M
          In Perth Mix 94.5 and 92.9

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

          In this agreement:

          BROADCASTER means Licensee of the Stations that are party to this agreement.

          BSA means the Broadcasting Services Act 1992 (CIth)

          COMMENCEMENT DATE means 1 April, 2004

          TAG means an eight second tag read live by an ATN reporter at the end of each report or otherwise supplied in prerecorded form, and which complies in content and style with the standard Austereo policy for allowable tags or credit lines permitted to other sponsors on Stations.

          CRA Codes means the Commercial Radio Australia Codes of Practice and any Commercial Radio Standards endorsed or applied (as the case may be) by the Australian Broadcasting Authority pursuant to the BSA;

          FORCE MAJEURE means acts of God, fire, unavoidable accident, acts of war, (declared or undeclared) laws, rules, regulations and orders of any Government or Government Agency, emergency broadcast or other broadcast requirements under CRA Codes or as a result of government requirements, strikes, walkouts, lockouts and other disturbances, delays in transportation, floods, storms and other natural disturbances, the failure or destruction of any technical equipment, weather or flying conditions, and other matters beyond the control of, or not reasonably foreseeable to the party concerned (other than the ability of the party for whatever reason, to pay money it is obliged to pay), whether or not similar to those enumerated.

          NOTICE includes all notices, consents, requests, waivers, demands or other communications by a party to another party permitted or required by this agreement;

          TRAFFIC REPORT means a report on road traffic conditions in appropriate Market area, together with an eight-second tag.

          STATIONS MEANS THE FOLLOWING RADIO STATIONS THAT ARE CONTROLLED OR OPERATED BY AUSTEREO:

          2DAY FM AND TRIPLE M (SYDNEY)

          FOX FM AND TRIPLE (MELBOURNE)

          B105 AND TRIPLE M (BRISBANE)

          SA FM AND TRIPLE M (ADELAIDE)

          MIX94.5 AND 92.9 FM (PERTH)

1.2  INTERPRETATION

In this agreement including the recitals unless the contrary intention appears;

     a.   words denoting the singular include the plural and vice versa;

     b. a reference to any one of an individual, corporation, partnership, joint venture, association, authority, trust or government, includes (as the context requires) any other of them,

     c. a reference to a party is a reference to a party to this agreement and includes that party's executors, administrators, successors and permitted assigns; and

     d. related body corporate has the meaning ascribed by section 50 of the Corporation Law.

2.   BROADCAST OF REPORTS AND COMMERCIAL ANNOUNCEMENTS.

2.1 ATN agrees to provide at ATN's expense to Broadcaster, and Broadcaster agrees to broadcast on STATIONS commencing (subject to clause 2.2) on the Commencement Date a minimum number of Traffic Reports per day, Monday to Saturday inclusive, fifty two weeks per annum, as described in Exhibit A attached and in accordance with specifications in Exhibit B attached, plus at other times or for special events as agreed between the parties from time to time excepting Christmas Day and the Holidays listed on Schedule G. During the periods listed on Schedule G, no traffic reports will be broadcast. In addition to the times listed on Exhibit A, ATN will forward any significant traffic information to Broadcasters, if and when it should become available. Stations reserve the right to edit the Tags should the Tags not meet Austereo programming guidelines as described on Exhibit B. Any editing will be done with the prior knowledge and cooperation of advertiser and ATN.

2.2 During the period from December 26 through January 9, inclusive, Broadcaster will reduce the number of traffic reports to be broadcast by 50%. During the periods of reduced reports, ATN may at its discretion reduce or eliminate the use of aircraft for aerial observation.

2.3 Immediately after each Traffic Report provided by ATN, Broadcasters must broadcast on the Stations an eight-second tag which will be provided live to Broadcasters by ATN as part of the Traffic Report. If, by agreement with Broadcaster a Tag is not read live by ATN, or if Broadcaster prefers to play a recorded Tag, then the Broadcasters must themselves broadcast the recorded Tag immediately after the Traffic Report. All payments received for the Tag will be for the benefit of ATN.

2.4 Notwithstanding anything to the contrary contained in this agreement, Broadcasters are not obliged to broadcast any Traffic Report which is in the reasonable opinion of Broadcasters,

     a.   unreliable

     b.   not of broadcast quality

     c.   in Breach of the BSA, the CRA Codes or is otherwise contrary to Law.

2.5 ATN warrants to and agrees with Broadcasters that no Traffic Report provided by it to Broadcasters will contain any matter which is in breach of BSA, the CRA Codes or which is otherwise contrary to law or in breach of the proprietary or other rights of any person.

2.6 All Traffic reports will be broadcast from ATN aircraft, ATN premises, or other place of broadcast, via appropriate communication technology as shall be mutually agreed from time to time. All costs providing the Traffic Reports will be the responsibility of ATN.

2.7 ATN will insure that the Traffic Reports are of high quality, containing relevant and timely information so as to be of maximum benefit to the audience of Broadcasters' Stations and that the persons engaged by ATN at its expense for the purpose of presentation of the Traffic Reports are persons who are approved by Austereo as being suitable for the audience of Stations.

3.   CLEARANCE OF REPORTS AND COMMERCIALS.

3.1 Broadcasters agrees to carry on Stations, ATN Traffic Reports in accordance with the respective schedule for that Station attached as Exhibit A, or as otherwise mutually agreed in writing from time to time. Any additions, deletions, or changes to the schedule must be mutually approved at least thirty days in advance of any anticipated change.

3.2 Nothing in this agreement will affect the right of ATN to provide to other radio or television stations the same Traffic Reports or Traffic Reports containing the same or similar information as those provided to Broadcasters for Stations.

3.3 In addition to traffic reports, ATN will supply, at the request of Broadcaster, reports for special promotional events, sporting events, beach reports or weekend reports. These reports will also carry an eight second tag at the conclusion of each report, and the reports will be scheduled and agreed upon at least 30 days in advance. Emergency and disaster reports will be provided to Broadcaster without an eight second tag.

3.4 In the event of a recorded or delayed broadcast of a Traffic Report, Broadcaster agrees to broadcast Traffic Reports within five minutes of the times listed on Schedule A.

3.5 In the event of a delayed or recorded broadcast, Broadcasters must verify to ATN that the Traffic Reports were broadcast. If ATN so requests, within 5 weeks of the allocated broadcast date for the requested Traffic Report, Broadcasters must provide written verification of the times the Traffic Reports were broadcast as required under this agreement and in the absence of obvious and material error, such written verification will be conclusive evidence that the Traffic Reports were broadcast under this agreement.

4.   FAILURE TO BROADCAST

4.1 Neither ATN nor Broadcasters will incur any liability under this agreement because of any failure to provide or failure to broadcast any Traffic Reports due to Force Majeure.

5.   NON-DISCLOSURE OF INFORMATION, COPYRIGHT AND CREDITS

5.1

     a. Broadcaster acknowledges that ATN owns copyright in all Traffic Reports provided by ATN.

     b. ATN acknowledges that subject to clause 3.2 Broadcasters owns the copyright in its broadcast of the Traffic Reports on Stations.

     c. Broadcaster acknowledges that ATN will be entitled to provide to other broadcasters and radio stations, Traffic Reports which are substantially identical in content to the Traffic Reports provided to Broadcasters under this agreement, but that the voicing or personality utilized for Station's reports may not be utilized by any station considered by Broadcaster in its sole discretion, to be competitive with any Austereo Stations without the prior consent of Broadcaster.

5.2 ATN licenses Broadcasters to broadcast on Stations, Traffic Reports provided to Broadcasters by ATN and to make a taped copy of that Traffic Report solely for the purpose of making a delayed broadcast on Stations as permitted pursuant to clause 3.5 and to edit the Traffic Report (provided that the Tag is incorporated in full) for such delayed broadcast. Broadcasters have no other rights in the Traffic Reports provided by ATN and, without limiting generality, must not without the prior written consent of ATN broadcast the Traffic Reports on any other Stations owned or operated by Broadcasters or any of their related bodies corporate nor provide copies or purport to authorise any other broadcasters to re-broadcast such Traffic Reports.

5.3 Broadcasters must not, without the prior written consent of ATN, provide (other than by broadcast required pursuant to this agreement) or sell to any other entity broadcasting in any market, the information or any part of the information contained in the Traffic Reports provided by ATN.

6.   ASSIGNMENT AND MODIFICATIONS

6.1 This agreement cannot be assigned by either party except to its related bodies corporate.

6.2 This agreement represents the entire understanding between the parties. No waiver, alteration, or modification of any provision hereof shall be binding unless in writing and signed by authorised agents or employees of both parties to this agreement.

7.   AGREEMENT TERM

7.1 This agreement shall commence on the Commencement Date (1 April 2004) and, shall continue until June 30, 2006.

7.2 Broadcasters have the option to terminate this agreement immediately by written notice to ATN in the event that ATN fails to generate the Traffic Reports required under this agreement for a period of more than [two] consecutive days, Monday through Friday, unless the reports were not generated by reason of Force Majeure.

7.3 Either party may terminate this agreement at any time on thirty (30) days notice in writing if the other party commits any material breach of any term of this agreement which (in the case of a breach being capable of being remedied) has not been remedied within fourteen days of a written request from the other party to remedy same.

7.4 Either Party may terminate this agreement at any time by forty eight hours notice in writing in the event of a persistent breach (not being one of a trivial nature) or of a serious breach of the provisions of this agreement by the other party that has not been cured within 48 hours of written notice.

7.5 Either party may terminate this agreement immediately by giving written notice to the other party if that other party becomes insolvent or has a receiver or a manager appointed to all or a substantial part of its assets, or undertaking, or goes into liquidation.

8.   ATN EMPLOYEES

8.1 Broadcasters understands that all employees of ATN are under written or verbal contracts with ATN and Broadcasters may not attempt to solicit employees of ATN without the written consent of ATN during the course of this agreement, or the course of any extensions of this agreement, and for a period of six months after the termination of any agreement.

9.   ENFORCEMENT AND INDEMNITY

9.1 Broadcasters recognises that the Traffic Reports are subject to copyright, and that unauthorised use of such Traffic Reports may be the subject of injunctive relief, as well as a claim in damages.

9.2 Broadcasters indemnifies and must keep indemnified ATN against all liabilities, damages, losses, (excluding indirect and consequential losses) costs and expenses suffered, paid or incurred by ATN (including legal fees on a party-party basis as a result of or in connection with a breach by Broadcasters of this agreement or any wilful or negligent act or default by Broadcasters.

9.3 ATN indemnifies and must keep indemnified Broadcasters against all liabilities, damages, losses, (excluding indirect and consequential losses) costs and expenses suffered, paid or incurred by Broadcasters (including legal fees on a party-party basis) as a result of or in connection with a breach by ATN of this agreement or any wilful or negligent act or default by ATN.

9.4 ATN indemnifies and must keep indemnified Broadcasters against all liabilities, damages, losses, (excluding indirect and consequential losses) costs and expenses suffered, paid or incurred by Broadcasters (including legal fees on a party-party basis) arising out of the content and/or broadcast of the Traffic Reports referred to in clause 2.1.

10.  GENERAL

10.1 This agreement shall be governed by and shall be construed in accordance with the laws of Victoria and the parties submit to the non-exclusive jurisdiction of the courts exercising jurisdiction in Victoria and all to that of all courts competent to hear appeals in respect of all proceedings arising in connection with this agreement.

10.2 Nothing in this agreement will constitute a partnership or joint venture between ATN and Broadcasters.

10.3 Any notice, statement or other written communication to be given pursuant to this agreement (A Notice) will be deemed to be duly given if it is given in the manner set out in Section 15.

11.  CONFIDENTIALITY

     Both parties agree that all details of this agreement remain totally confidential and will not be disclosed except as required by law or order of right of a competent authority. Nothing in this clause will prevent a party from disclosing the terms of the agreement to a professional advisor for the purpose of taking advice.

12.  AIRCRAFT

     Except for periods where weather, maintenance, or other conditions prevent flying, ATN agrees that the Traffic Reports will be compiled by ATN using aerial or elevated observations by use of aircraft (whether helicopter or fixed wing) in each of the broadcast areas of the Broadcasters during the term of this agreement.



13.  COMPENSATION.

13.1 As consideration for the eight second tags, airtime and potential conflicts, ATN will pay to Austereo [***] for each month during the period beginning April 1, 2004 and ending June 30, 2004. Commencing July 1, 2004 and ending June 30 2006, ATN will pay to Austereo [***] in monthly installments of $[***]. The allocation of the [***] between Stations is at the discretion of Austereo. However in the event that any station is unable to broadcast the traffic reports, the Compensation listed in section 13.1 will be reduced by the percentage listed for that station on Schedule F, prorated for the number of days that the station is unable to broadcast. The Compensation will further reduced by the appropriate cost for that station as described in Section 13.2 and Schedule E. The Compensation will be restored in full when the Station commences broadcasting the Traffic Reports.

13.2 Austereo currently incurs certain costs in gathering, providing and reporting traffic conditions. These costs are listed on EXHIBIT E. In addition to the compensation listed in section 13.1, ATN will reimburse Austereo [***] in monthly installments of [***] for shared use of such costs. It is agreed and understood that the personalities and support personnel listed on Exhibit E will cooperate fully with ATN in the traffic reporting and information gathering provided that they will not be required to provide reports to any station in contravention of section 5.1.c of this agreement.

13.3 Stations will provide a suitable invoice at the conclusion of each month, which ATN will pay within forty five (45) days of receipt.

14.  SALES PROTECTION

14.1 Broadcasters understand that ATN will sell advertising Tags for the Traffic Reports. ATN will be allowed to approach any advertiser in any Market, not listed on Schedule C, to negotiate Tags of ATN Traffic Reports. However, if Broadcasters reasonably believe that the ATN approach to any advertiser currently not advertising on ATN will result in a material decrease in the amount of advertising purchased from station by the advertiser, Broadcasters will notify ATN in writing and ATN will discontinue negotiations with such advertiser until such time as AUSTEREO negotiations with the same client are concluded. Broadcasters may not be unreasonable in withholding its consent for ATN to approach any advertisers.

14.2 ATN agrees to liaise, communicate and obtain approval from Stations prior to approaching any advertiser listed on Schedule D. Broadcasters may not be unreasonable in withholding its consent for ATN to approach the advertisers listed on Schedule D.

14.3 ATN will provide AUSTEREO sales offices in each market with weekly client activity reports. These activity reports will list all advertising proposals to be made by ATN during the period of the report, and a list of all briefs or correspondence received by ATN from Agencies.

14.4 ATN may not submit proposals for advertising contracts to be run on Austereo stations for those advertisers listed on Schedule C. ATN may however submit proposals to the advertisers listed on Schedule C if the advertising is to be aired on non-Austereo stations. Existing clients of ATN at the time of this agreement will not be included on Schedule C.

14.5 Austereo will not be obligated to broadcast Tags naming or promoting sponsors or products where such promotion or association would diminish the reputation of Austereo or Broadcasters or Stations with its target audience, the financial market or clients or is otherwise controversial in a manner which might detrimentally impact the business or Brand image of Austereo and/ or its brands.

15.0 NOTICES

15.1 DELIVERY

15.2 A Notice must be in writing and delivered on a Business Day, sent by pre-paid mail (airmail if overseas) or by facsimile to the address or facsimile number of the recipient party set out in paragraph three, or to such other address or facsimile number as that party may from time to time notify the other parties for the purposes of this schedule.

15.3 ADDRESS FOR NOTICES

     For the purposes of this schedule, the address and facsimile details of each party are as follows:

     ATN
     Suite 3902,
     100 Miller Street, North Sydney NSW 2060
     Telephone: 02 9955 3500
     Facsimile: 02 9955 9301
     Person to contact: William L. Yde III

     BROADCASTERS/STATIONS
     Austereo Group Pty Limited
     500 Oxford Street
     Bondi Junction NSW 2022
     Telephone: 02 9375 1041
     Attention: Michael Anderson

EXECUTED by the parties as an agreement.

SIGNED for and on behalf of THE          )
AUSTRALIAN TRAFFIC NETWORK               )
PTY LIMITED by one of its directors in   )
In the presence of:                      )


/s/ Jo Hove                             /s/ William L. Yde III
-------------------------------------   ----------------------------------------
Witness                                 Director

Jo Hove                                 William L. Yde III
Name (printed)                          Name (printed)


SIGNED for and on behalf of:
AUSTEREO GROUP PTY LIMITED

in the presence of )


/s/ Jo Hove                             /s/ Michael Anderson
-------------------------------------   ----------------------------------------
Witness                                 Director

Jo Hove                                 Michael Anderson
Name (printed)                          Name (printed)

                                    EXHIBIT A
                                 2DAY FM SYDNEY

Schedule of traffic reports to be broadcast Monday to Friday on Station 2DAY FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0600    0700    0800
         0615    0715    0815
         0630    0730    0830
         0645    0745    0845

1200-   1300-   1400-   1500-   1600-   1700-   1800
 1300    1400    1500    1600    1700    1800   1900
-----   -----   -----   -----   -----   -----   ----
                                 1600    1700   1800
                                 1620    1720   1820
                                  640    1740

Schedule of traffic reports to be broadcast on Saturday on 2DAY FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0600    0700    0800    0900    1000

Schedule of traffic reports to be broadcast on Sunday on 2DAY FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----


                                    EXHIBIT A
                                 2MMM FM SYDNEY

Schedule of traffic reports to be broadcast Monday to Friday on Station 2MMM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0600    0700    0800    0900
         0615    0715    0815
         0630    0730    0830
         0645    0745    0845

1200-   1300-   1400-   1500-   1600-   1700-   1800
 1300    1400    1500    1600    1700    1800   1900
-----   -----   -----   -----   -----   -----   ----
                         1500    1600    1700   1800
                         1530    1630    1730   1830

Schedule of traffic reports to be broadcast on Saturday on 2MMM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0600    0700    0800    0900    1000

Schedule of traffic reports to be broadcast on Sunday on 2MMM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0600    0700    0800    0900    1000

                                    EXHIBIT A
                                FOX FM MELBOURNE

Schedule of traffic reports to be broadcast Monday to Friday on Station FOX FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                 0700    0800
         0615    0715    0815
         0630    0730    0830
         0645    0745    0845

1200-   1300-   1400-   1500-   1600-   1700-   1800
 1300    1400    1500    1600    1700    1800   1900
-----   -----   -----   -----   -----   -----   ----
                                 1600    1700   1800
                                 1620    1720   1820
                                 1640    1740

Schedule of traffic reports to be broadcast on Saturday on FOX FM

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                 0700    0800    0900    1000

Schedule of traffic reports to be broadcast on Sunday on FOX FM.

1200-   1300-   1400-   1500-   1600-   1700-   1800
 1300    1400    1500    1600    1700    1800   1900
-----   -----   -----   -----   -----   -----   ----


                                    EXHIBIT A
                                 3MMM MELBOURNE

Schedule of traffic reports to be broadcast Monday to Friday on Station 3MMM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0615    0700    0800
         0630    0715    0815
         0645    0730    0830
                 0745    0845

1200-   1300-   1400-   1500-   1600-   1700-   1800
 1300    1400    1500    1600    1700    1800   1900
-----   -----   -----   -----   -----   -----   ----
                         1500    1600    1700   1800
                                 1630    1730   1830

Schedule of traffic reports to be broadcast on Saturday on 3MMM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                 0700    0800    0900    1000

Schedule of traffic reports to be broadcast on Sunday on 3MMM.

1200-   1300-   1400-   1500-   1600-   1700-   1800
 1300    1400    1500    1600    1700    1800   1900
-----   -----   -----   -----   -----   -----   ----


                                    EXHIBIT A
                                B105 FM BRISBANE

Schedule of traffic reports to be broadcast Monday to Friday on Station B105 FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0600    0700    0800
         0615    0715    0815
         0630    0730    0830
         0645    0745    0845

1200-   1300-   1400-   1500-   1600-   1700-   1800
 1300    1400    1500    1600    1700    1800   1900
-----   -----   -----   -----   -----   -----   ----
                                 1600    1700   1800
                                 1620    1720
                                 1640    1740

Schedule of traffic reports to be broadcast on Saturday on B105 FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1700
-----   -----   -----   -----   -----   -----   ----
                         0800    0900    1000   1200
                                                1300
                                                1400

Schedule of traffic reports to be broadcast on Sunday on B105 FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1700
-----   -----   -----   -----   -----   -----   ----
                         0800    0900    1000   1100
                                                1200
                                                1500
                                                1600
                                                1700

                                    EXHIBIT A
                                4MMM FM BRISBANE

Schedule of traffic reports to be broadcast Monday to Friday on Station 4MMM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0600    0700    0800
         0615    0715    0815
         0630    0730    0830
         0645    0745    0845

1200-   1300-   1400-   1500-   1600-   1700-   1800
 1300    1400    1500    1600    1700    1800   1900
-----   -----   -----   -----   -----   -----   ----
                         1500    1600    1700   1800
                         1530    1630    1730   1830

Schedule of traffic reports to be broadcast on Saturday on 4MMM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                         0800    0900    1000   1100
                         0830    0930    1030   1130
                                                1200
                                                1230
                                                1300

Schedule of traffic reports to be broadcast on Sunday on 4MMM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                         0800    0900    1000   1100
                         0830    0930    1030   1130
                                                1200
                                                1230
                                                1300

                                    EXHIBIT A
                                SAFM FM ADELAIDE

Schedule of traffic reports to be broadcast Monday to Friday on Station SAFM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                 0715    0805
                 0735    0815
                 0745    0830
                         0845

1200-   1300*   1400-   1500-   1600-   1700-   1800
 1300    1400    1500    1600    1700    1800   1900
-----   -----   -----   -----   -----   -----   ----
                                 1635    1725
                                 1655    1755

Schedule of traffic reports to be broadcast on Saturday on SAFM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
_0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0700    0800    0900    1000

Schedule of traffic reports to be broadcast on Sunday on SAFM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0700    0800    0900    1000

                                    EXHIBIT A
                                5MMM FM ADELAIDE

Schedule of traffic reports to be broadcast Monday to Friday on Station 5MMM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                 0715    0805
                 0735    0815
                 0745    0835
                         0845

1200-   1300-   1400-   1500-   1600-   1700-   1800
 1300    1400    1500   1600     1700    1800   1900
-----   -----   -----   -----   -----   -----   ----
                                 1602    1702   1802
                                 1620    1725
                                 1640    1740

Schedule of traffic reports to be broadcast on Saturday on 5MMM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                 0700    0800    0900    1000

Schedule of traffic reports to be broadcast on Sunday on 5MMM FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                 0700    0800    0900    1000

                                    EXHIBIT A
                                MIX 94.5 FM PERTH

Schedule of traffic reports to be broadcast Monday to Friday on Station 94.5 FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
         0655
                 0725    0825
                 0755    0855

1200-   1300-   1400-   1500-   1600-   1700-   1800
 1300    1400    1500    1600    1700    1800   1900
-----   -----   -----   -----   -----   -----   ----
                                 1600    1700   1800
                                 1630    1730

Schedule of traffic reports to be broadcast on Saturday on 94.5 FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                 0740    0840    0940    1040

Schedule of traffic reports to be broadcast on Sunday on 94.5 FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----


                                    EXHIBIT A
                                  92.9 FM PERTH

Schedule of traffic reports to be broadcast Monday to Friday on Station 92.9 FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                 0700    0800
                 0715    0815
                 0730    0830
                 0745

1200-   1300-   1400-   1500-   1600-       1700-       1800
 1300    1400    1500    1600    1700        1800       1900
-----   -----   -----   -----   -----   -------------   ----
                                 1600        1700       1800
                                 1630        1730
                                        1715 Fri Only

Schedule of traffic reports to be broadcast on Saturday on 92.9 FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----
                 0740    0840    0940    1040

Schedule of traffic reports to be broadcast on Sunday on 92.9 FM.

0500-   0600-   0700-   0800-   0900-   1000-   1100
 0600    0700    0800    0900    1000    1100   1200
-----   -----   -----   -----   -----   -----   ----


                                    EXHIBIT B

Tags shall be eight seconds in length and shall have the same requirements of those imposed on other Austereo advertising clients.

The tags will not be offensive, and will not be in breach of the BSA, the CRA Codes, and will not be contrary to any body of Law.

                                    EXHIBIT C

                                Excluded Clients

AAMI (Car Insurance Only)
Aussie home Loans
Australian Unity Insurance
Bank of SA
Bianco Builders Hardware SA
Bob Jane T Mart
Bridgestone
Brice Metals SA
Budget Rent a Car
Channel 7 all markets
Channel 9 all markets
Channel 10 all markets except Brisbane
Chemplus
City Discount Tyres SA
Coates Hire
Crazy John's Mobile World
Golden Chef
Kartaway Miniskips SA
KIA/Mercedes/Chrysler
Mecair
Metrocon Homes VIC
Olympic Industries Optus
Puratap SA
Roadshow Film Distributors
SANTOS
Sensis
Shahin Corporation
The Crazy Horse
The Good Guys
The Outdoor Shop
Transport Training Centre SA
Video EZ
E Choice \Ford
Telstra
Franklins
Kenards

                                    EXHIBIT D

         Advertising Clients Requiring Liaison and Prior Communications

Cadbury Schwepps
GIO
RAC
RACV
SA Government
Time Inc

                                    EXHIBIT E

                         Current Austereo Traffic Costs




City             Amount

 Melbourne         [***]      Covers two people, one in the air and one on the ground
                   -----
 Adelaide          [***]      Covers two people, one in the air and one on the ground
                   -----
 Brisbane          [***]      Talent for B105, and studio back up for both stations
                   -----
 Sydney            [***]      Matt
                   -----
 Sydney            [***]      Sando
 Sydney            [***]      Newsroom

 Perth MIX         [***]      Covers Air Personality, airplane contract and ground support
                   -----
 Perth 92.9        [***]      Covers air personality and ground support
                   -----

         Total     [***]

                             EXHIBIT F


             Station           Market          Per Cent

             2DAY              Sydney           [***]
                                                -----
             2MMM              Sydney           [***]
                                                -----
             FOX FM          Melbourne          [***]
                                                -----
             3MMM            Melbourne          [***]
                                                -----
             B105             Brisbane          [***]
                                                -----
             4MMM             Brisbane          [***]
                                                -----
             SAFM             Adelaide          [***]
                                                -----
             5MMM             Adelaide          [***]
                                                -----
             94.5              Perth            [***]
                                                -----
             92.9              Perth            [***]
                                                -----

                                   SCHEDULE G

Public holidays

                                  New Year's Day
                                   Australia Day
                                     Good Friday
                                   Easter Monday
                                   Anzac Day Hol
                                Queen's Birthday
                                      Labour Day
                                   Christmas Day
                                      Boxing Day